UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2021

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Barings Capital Investment Corporation
(Exact name of registrant as specified in its charter)
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Maryland	814-01348	85-0654007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	N/A	N/A
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by Barings Capital Investment Corporation (the “Company”) to amend Item 3.02 Unregistered Sales of Equity Securities of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission on October 19, 2021 (the “Original Form 8-K”). This Amendment is being filed to correct (1) the number of shares of the Company’s common stock, par value $0.001 per share, issued and sold and (2) the aggregate offering price, each as disclosed in the Original Form 8-K. No other changes to the Original Form 8-K are made by this Amendment.
a sale of common stock on September 17, 2021.
Item 3.02.    Unregistered Sales of Equity Securities.
On October 15, 2021, Barings Capital Investment Corporation (the “Company”) issued and sold 1,687,189.750 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for an aggregate offering price of approximately $37.5 million and a price per share of $22.24, determined in accordance with Section 23 of the Investment Company Act of 1940, as amended. The sale of Common Stock was made pursuant to subscription agreements entered into by the Company and its investors. Under the terms of the subscription agreements, investors are required to fund drawdowns to purchase shares of Common Stock up to the amount of their respective capital commitments on an as-needed basis with a minimum of 10 calendar days’ prior notice to investors at a per share price that is not less than the net asset value per share of Common Stock to be acquired.
The issuance of the Common Stock is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D thereunder. The Company relied, in part, upon representations from the investors in the subscription agreements that each investor is an “accredited investor” as defined in Regulation D under the Securities Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Capital Investment Corporation

Date: October 25, 2021	By:	/s/ Jonathan Bock
Jonathan Bock
Chief Financial Officer